Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 11 — INCOME TAXES

The Company provides for income taxes using the asset and liability approach. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. As of March 31, 2026, and December 31, 2025, the Company had a full valuation allowance against its deferred tax assets.

For the three months ended March 31, 2026 and 2025, the Company utilized the annualized effective tax rate method and recorded zero income tax expense based on a zero effective tax rate. No tax benefit or expense has been recorded in relation to the pre-tax income for the three months ended March 31, 2026 and 2025, and pre-tax losses for the three months ended March 31, 2026 and 2025 due to a full valuation allowance to offset any deferred tax assets.

NOTE 11 — INCOME TAXES

The income tax provision consists of the following for the years ended December 31, 2025 and 2024:

	2025	2024
Federal
Current	$—	$—
Deferred	—	—
State and local
Current	—	—
Deferred	—	—
Income tax provision/(benefit)	$—	$—

The Company did not incur any foreign income tax expense or benefit for the years ended December 31, 2025 and 2024.

Differences between the U.S. statutory federal tax rate and the Company’s 2025 effective income tax rate presented prospectively in accordance with ASU 2023-09 are analyzed below:

	2025
	Amount	%
Statutory federal income tax	$(8,597,455)	21.00%
State and local taxes, net of federal tax benefit	(250,603)	0.61%
Warrants and issuance of common stock	5,932,653	(14.49)%
Adjustment to deferred tax assets	(52,186)	0.13%
Other	160	0%
Change in valuation allowance	2,967,432	(7.25)%
Income tax expense	$—	0%

Differences between the U.S. statutory federal tax rate and the Company’s effective income tax rate for periods prior to the adoption of ASU 2023-09 are analyzed below:

2024
Statutory federal income tax rate	21.00%
State and local taxes, net of federal tax benefit	1.04
Warrants and issuance of common stock	(12.15)
Adjustment to deferred tax assets	(6.32)
Other	(0.87)
Change in valuation allowance	(2.71)
Income tax expense	0%

The Company’s deferred tax assets are as follows at December 31, 2025 and 2024:

	2025	2024
Deferred tax asset:
Net operating loss carryforward	$4,428,341	$1,534,755
Capitalized research and development	808,845	1,081,840
Equity-based compensation	1,174,237	496,493
Accrued legal fees	—	453,986
Organizational and start-up costs	377,374	379,620
Accrued expenses	2,447	33,956
Accrued compensation	248,187	75,639
Intangible assets	42,217	26,557
Total deferred tax asset before valuation allowance	7,081,648	4,082,846
	2025	2024
Less: Valuation allowance	(6,905,353)	(3,923,277)
Total deferred tax asset after valuation allowance	176,295	159,569
Deferred tax liability:
Fixed assets	(176,295)	(159,569)
Net deferred tax asset	$—	$—

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2025 and 2024, the valuation allowance increased by $2,982,076 and $877,210, respectively, mainly due to increases in the net operating loss carryforwards and other deferred tax assets. The Company will continue to assess the realizability of the deferred tax assets at each interim and annual balance sheet date based upon actual and forecasted operating results.

As of December 31, 2025 the Company had federal net operating loss carryforwards of $19,295,969 with an indefinite carryforward period, and state and local net operating loss carryforwards of $19,047,462 which begin to expire in 2029. The use of the Company’s net operating loss carryforwards may, however, be subject to limitations as a result of an ownership change. A corporation undergoes an “ownership change,” in general, if a greater than 50% change (by value) in its equity ownership by one or more five percent stockholders (or certain groups of non-five-percent stockholders) over a three-year period occurs. After such an ownership change, the corporation’s use of its pre-change net operating loss carryforwards and other pre change tax attributes to offset its post-change income is subject to an annual limitation determined by the equity value of the Company on the date the ownership change occurs multiplied by a rate determined monthly by the Internal Revenue Service.

If an ownership change occurs and if the Company earns net taxable income, the Company’s ability to use its pre-change net operating loss carryforwards to offset U.S. federal taxable income would be subject to these limitations, which could potentially result in increased future tax liability compared to the tax liability the Company would incur if its use of net operating loss carryforwards were not so limited. In addition, for state income, franchise and similar tax purposes, there may be periods during which the use of net operating loss carryforwards is suspended or otherwise limited, which could accelerate or permanently increase the Company’s state income, franchise, or similar taxes.

The Company files income and franchise tax returns with the United States, Texas, and Ohio. Examinations by the United States and state tax authorities may include questioning the timing and amount of deductions, the nexus of income among various state and local tax jurisdictions and compliance with federal and state tax laws. As of December 31, 2025, all tax years since the 2021 inception year are subject to examination for U.S. federal and state purposes. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The following table indicates the changes to the Company’s uncertain tax positions for the years ended December 31, 2025 and 2024:

	2025	2024
Balance, beginning of the year	$207,022	$—
Additions based on tax positions related to prior years		—
Payments made on tax positions related to prior years		—
Additions based on tax positions related to current year	158,223	207,022
Balance, end of year	$365,244	$207,022

As of December 31, 2025 and 2024, the amount of $365,244 and $207,022, respectively, represents the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods.

For the years ended December 31, 2025 and 2024 the Company has not recognized any amount of interest and penalties for uncertain tax positions in its consolidated and combined statements of operation.

For the years ended December 31, 2025 and 2024, cash paid for income taxes, net of refunds, was $6,369 and $89,959, respectively.